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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event

                          Reported): November 19, 1999

                  CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1999, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 1999-2, Mortgage Pass-Through Certificates, Series 1999-13).

                                   CWMBS, INC.

                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     333-72655                  95-4449516
        --------                     ---------                  ----------
(State of Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)


                4500 Park Granada
               Calabasas, California              91302
               ---------------------              -----
               (Address of Principal            (Zip Code)
                 Executive Offices)


        Registrant's telephone number, including area code (818) 225-3240
                                                           --------------

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



Item 5.  Other Events.
-------  -------------

         Filing of Computational Materials
         ---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-13, Countrywide Securities Corporation (the "Underwriter"), as
underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the underwriter with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated November 19, 1999.



* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated November 24, 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-13.

Item 7.  Financial Statements, Pro Forma Financial
-------  -----------------------------------------
         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Computational Materials filed on Form SE dated November 19, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWMBS, INC.


                                   By: / s / Celia Coulter
                                       -------------------
                                         Celia Coulter
                                         Vice President


Dated:  November 30, 1999


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                                  Exhibit Index
                                  -------------

Exhibit                                                                    Page
-------                                                                    ----

99.1.     Computational   Materials filed on Form SE dated                   6
          November 19, 1999.

                                  EXHIBIT 99.1
                                  ------------

        Computational Materials filed on Form SE dated November 19, 1999.

                                BROWN & WOOD llp
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599


                                                    November 30, 1999


BY MODEM
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      CWMBS, Inc.
                  Alternative Loan Trust 1999-2
                  Mortgage Pass-Through Certificates,
                  Series 1999-13
                  -----------------------------------


Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                                     Very truly yours,

                                                     / s / Amy Sunshine

                                                     Amy Sunshine

Enclosure